SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 15, 2004

Date of Report (Date of earliest event reported)

CARCO AUTO LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

State of New York	000-19452	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan 48334

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Item 5. Other Events

     On the payment date June 15, 2004, payments were made to the holders of CARCO Auto Loan Master Trust, Asset Backed Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a) Financial statement of businesses acquired:

               None

     (b) Pro forma financial information:

               None

     (c) Exhibits:

Exhibit 99:	Monthly report to holders of the Asset Backed Certificates, relating to the June 15, 2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARCO Auto Loan Master Trust (Registrant)
	By:	DaimlerChrysler Services North America LLC, as Administrator

	By:	/s/ Mark L. Davis

Mark L. Davis
Assistant Controller

Date: June 18, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Monthly report to holders of the Asset Backed Certificates, relating to the June 15, 2004 Payment Date.

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